EXHIBIT 99.C1-A






                                  Exhibit 10(c)

                  Written Consent of PricewaterhouseCoopers LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-4 of our report dated February 16, 2000, relating to the financial statements and financial highlights of the subaccounts constituting the WRL Series Annuity Account, which appears in such Registration Statement.



PricewaterhouseCoopers LLP
Tampa, Florida
April 25, 2001